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                           SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

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                                        FORM 8-K

                                     CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

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            Date of Report (Date of Earliest Event Reported): AUGUST 21, 1997

                                  U.S. HOME CORPORATION
                   (Exact Name of Registrant as Specified in Charter)

         DELAWARE                     1-5899                21-0718930
(State or Other Jurisdiction       (Commission            (IRS Employer
     of Incorporation)             File Number)         Identification No.)

                                  1800 WEST LOOP SOUTH
                                  HOUSTON, TEXAS 77027
                   (Address of Principal Executive Offices)(Zip Code)

           Registrant's Telephone Number, Including Area Code: (713) 877-2311

                                     NOT APPLICABLE
              (Former Name or Former Address, If Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

          U.S. Home Corporation, a Delaware corporation is filing this Form 8-K, including the documents attached as exhibits hereto, in connection with its Registration Statement on Form S-3 (Registration No. 333-31457), filed on July 17, 1997, as amended or supplemented.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibits


EXHIBIT
  NO.      DESCRIPTION OF DOCUMENT
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  1        Underwriting Agreement by and between U.S. Home Corporation and
           Dillon, Read & Co. Inc.

 10 Consent and First Amendment to Credit Agreement, dated as of August 21, 1997, among U.S. Home Corporation, the Lenders listed on the signature pages to the Credit Agreement dated as of May 28, 1997, and The First National Bank of Chicago, as Agent (the "Agent") and the Agent.


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        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                U.S. HOME CORPORATION

Date: August 25, 1997        By: /s/ Chester P. Sadowski
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                                     Chester P. Sadowski
                                     Vice President-Controller and Chief
                                     Accounting Officer

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                                  INDEX OF EXHIBITS


EXHIBIT                                                 SEQUENTIAL
NUMBER                                                NUMBERED PAGE
------                                                -------------

  1     Underwriting Agreement by and between U.S. Home
        Corporation and Dillon, Read & Co. Inc.

  10 Consent and First Amendment to Credit Agreement, dated as of August 21, 1997, among U.S. Home
        Corporation, the Lenders listed on the signature pages to the Credit Agreement dated as of May 28, 1997, and The First National Bank of Chicago, as
        Agent (the "Agent") and the Agent.

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